American Century Investment Trust Statement of Additional Information Supplement
Supplement dated February 26, 2014 ■ Statement of Additional Information dated July 26, 2013

The following entry is added under the Accounts Managed table on page 52. This information is provided as February 20, 2014.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Miguel Castillo	Number of Accounts	17	5	2
	Assets	$19.0 billion (1)	$169.2 million	$1.2 billion

1	Includes $1.2 billion in Short Duration Inflation Protection Bond.

The following portfolio manager is added to the entry for Short Duration Inflation Protection Bond in the Ownership of Securities section on page 55.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Short Duration Inflation Protection Bond
Miguel Castillo(1) (2)	A

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000;
G – More than $1,000,000.

1	Information is provided as of February 20, 2014.

2	This portfolio manager serves on a team that oversees a number of funds in the same broad investment strategy and is not expected to invest in each such fund.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

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